Taxes Payable (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Taxes Payable
Sales tax		18,139	41,028
Withholding individual income taxes for employees		31,696	31,335
Enterprise income taxes		3,326	297,457
Others		21,302	19,645
Total taxes payable	$ 12,300	74,463	389,465